UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
          ------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2015
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                             INTERMEDIATE DURATION
                               PREFERRED & INCOME
                                      FUND
                                     (FPF)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2015


 FIRST TRUST

 STONEBRIDGE
-------------
ADVISORS, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statements of Changes in Net Assets.......................................... 16
Statement of Cash Flows...................................................... 17
Financial Highlights......................................................... 18
Notes to Financial Statements................................................ 19
Additional Information....................................................... 26


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2015

Dear Shareholders:

Thank you for your investment in First Trust Intermediate Duration Preferred & Income Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
APRIL 30, 2015 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                         FPF
Common Share Price                                                     $22.99
Common Share Net Asset Value ("NAV")                                   $24.43
Premium (Discount) to NAV                                               (5.89)%
Net Assets Applicable to Common Shares                         $1,483,186,074
Current Monthly Distribution per Common Share (1)                     $0.1625
Current Annualized Distribution per Common Share                      $1.9500
Current Distribution Rate on Closing Common Share Price (2)              8.48%
Current Distribution Rate on NAV (2)                                     7.98%
--------------------------------------------------------------------------------

------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
             NAV             Common Share Price
 4/14       22.67                   24.44
            22.44                   24.42
            22.80                   24.53
            22.57                   24.59
 5/14       22.8                    24.73
            22.34                   24.63
            22.53                   24.69
            22.83                   24.79
 6/14       22.98                   24.83
            22.26                   24.71
            22.53                   24.72
            22.36                   24.69
 7/14       22.25                   24.77
            21.75                   24.39
            21.77                   24.29
            22.06                   24.53
            22.09                   24.65
 8/14       22.45                   24.74
            22.31                   24.52
            21.83                   24.42
            21.56                   24.54
 9/14       21.45                   24.40
            21.70                   24.25
            21.45                   24.25
            21.59                   24.16
            21.68                   24.33
 10/14      21.94                   24.42
            21.97                   24.27
            21.68                   24.35
            22.19                   24.34
 11/14      22.72                   24.43
            22.02                   24.23
            22.21                   24.12
            21.90                   24.08
 12/14      21.95                   24.14
            22.34                   23.94
            21.80                   23.92
            22.19                   23.97
            22.08                   23.96
            22.39                   24.13
 1/15       22.53                   24.17
            22.32                   24.12
            22.37                   24.25
            22.45                   24.27
 2/15       22.59                   24.43
            22.39                   24.30
            22.32                   24.29
            22.45                   24.35
 3/15       22.56                   24.42
            22.52                   24.35
            22.65                   24.45
            22.68                   24.40
            22.82                   24.48
 4/15       22.99                   24.43


----------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Returns
                                    6 Months Ended     1 Year Ended          Inception (5/23/13)
                                        4/30/15           4/30/15                to 4/30/15
FUND PERFORMANCE (3)
NAV                                      5.25%             9.61%                    9.89%
Market Value                            10.25%            11.20%                    4.01%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate
   Preferred Securities Index            4.47%             8.72%                    5.12%
BofA Merrill Lynch U.S. Capital
   Securities Index                      3.54%             7.03%                    6.60%
Blended Index(4)                         4.00%             7.87%                    5.86%
----------------------------------------------------------------------------------------------------


(1) Most recent distribution paid or declared through 4/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/15. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended index consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE" (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

------------------------------------------------------------
                                                  % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               44.0%
Insurance                                           28.8
Diversified Financial Services                       5.7
Capital Markets                                      5.3
Diversified Telecommunication Services               3.0
Electric Utilities                                   2.8
Real Estate Investment Trusts                        2.8
Food Products                                        2.5
Multi-Utilities                                      1.6
Oil, Gas & Consumable Fuels                          1.4
Independent Power Producers and
Renewable Electricity Producers                      1.2
Consumer Finance                                     0.5
Energy Equipment & Services                          0.4
----------------------------------------------------------
                                    Total          100.0%
                                                  =======

------------------------------------------------------------
                                                  % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
Aquarius + Investments PLC for
   Swiss Reinsurance Co., Ltd.                       2.1%
Enel SpA                                             2.0
Fuerstenberg Capital International Sarl & Cie SECS   2.0
QBE Capital Funding III Ltd.                         1.8
American International Group, Inc.                   1.7
Banco Bilbao Vizcaya Argentaria S.A.                 1.6
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA   1.5
Dresdner Funding Trust I                             1.5
Friends Life Holdings PLC                            1.5
Aviva PLC                                            1.4
----------------------------------------------------------
                                    Total           17.1%
                                                  =======

------------------------------------------------------------
                                                  % OF TOTAL
CREDIT QUALITY (5)                               INVESTMENTS
------------------------------------------------------------
A+                                                   1.7%
A                                                    1.2
A-                                                   3.6
BBB+                                                12.8
BBB                                                 14.6
BBB-                                                27.1
BB+                                                 15.4
BB                                                  12.2
BB-                                                  6.6
B+                                                   2.1
B-                                                   0.1
NR                                                   2.6
----------------------------------------------------------
                                    Total          100.0%
                                                  =======

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2015 (UNAUDITED)

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD, PH.D. - VICE PRESIDENT, SENIOR RISK ANALYST AND
   PORTFOLIO ANALYTICS
ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA - ASSOCIATE PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY
MARKET RECAP

The preferred and hybrid markets experienced strong performance during the six months ended April 30, 2015. This performance was driven by increasingly accommodative policy amongst central banks around the world, and supported by global interest rates that remain near historic lows. The Federal Reserve continues to be the largest driver of volatility, followed by concerns of slowing growth around the world, geopolitical risks, and commodity prices. These macroeconomic concerns have been mitigated by quantitative easing around the world by central banks and increasing investor demand for yield in conjunction with improving credit fundamentals and market technicals within the preferred and hybrid space. The retail preferred securities market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1"), earned a total return of 4.47% during the period while the institutional market, as measured by the BofA Merrill Lynch U.S. Capital Securities Index ("C0CS"), earned 3.54%.

The preferred and hybrid markets continue to experience strong market technicals and fundamentals within financials - the predominant issuers of preferreds. Low rates, particularly in Europe, have caused increased European investor participation in U.S. dollar ("USD") deals, driven by absolute yield differentials and a strengthening U.S. dollar. Short-term volatility arose from long-awaited issuance during the quarter, but the market was able to efficiently digest the supply. New issuance has been met with very strong demand as buyers have been mostly long-term investors in search of yield and attractive structures - many of which offer a component of rate protection. Overall, the focus will remain on the Federal Reserve; however, the slow but growing U.S. economy, stable to improving corporate credit fundamentals and limited supply continue to be supportive of the preferred and hybrid markets.

PERFORMANCE ANALYSIS

For the six-month period ending April 30, 2015, the total return on FPF's market price was 10.25% and the total return on net asset value ("NAV") was 5.25%. Both the market price and NAV returns outperformed that of the blended index, a 50% weighting in both the P0P1 and C0CS, which had a total return for the period of 4.00%.

While the market price outperformance was attributable to the discount on the Fund being reduced from approximately 10.2% to 5.9% during the period, the primary reason for the Fund's NAV outperformance of the blended index was the use of leverage, which was close to 31% on April 30, 2015. Leverage added approximately 1.22% to the total return over the six-month period. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price.

The effective duration on the portfolio as of April 30, 2015 was 4.11 years without leverage and 6.00 years with leverage, while the blended index's duration was 5.32 years. The Fund's relatively low duration is due to a combination of a continued overweight in variable-rate securities and other lower duration securities, along with a hedge executed in January 2015 to fix approximately 25% of the leverage for 10 years. This conservative strategy hindered the Fund's relative performance during the period as longer duration securities continue to be the best performers. However, security selection offset this potential underperformance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2015 (UNAUDITED)

MARKET AND FUND OUTLOOK

Historically low interest rates globally, relatively attractive yields on preferreds and hybrids, and positive issuer credit fundamentals should continue to support the preferred and hybrid market in 2015, in our opinion.

Long-term bond yields in developed economies are at historically low levels due to accommodative central bank actions and tepid global economic activity. Foreign demand for relatively attractive U.S. Treasuries has kept long-term bond yields low, which has increased the attractiveness of USD preferred and hybrid securities. Yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products remain wider than historical averages, which should help drive positive performance in the asset class. Additionally, while preferred and hybrid credit spreads in general have tightened due to the improvement and stabilization of issuers' credit quality, we believe that credit spreads have room to tighten further as fundamentals continue to improve.

Although current market conditions are favorable for preferreds and hybrids, we have chosen to take a conservative stance as it relates to potential interest rate risk by increasing exposure to less interest rate sensitive securities. We currently favor structures with good rate protection and high current yields, such as 10 year non-call fixed-to-floats with high reset rates. Fixed-rate securities with high current yields, in which we believe the issuer could refinance at a substantially lower cost of capital and that have attractive yield-to-calls (varies depending on the call date), are also attractive. We also like legacy tier 1 capital securities issued by banks that are likely to be called in the next few years that are trading at discounts or have attractive yields. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the blended index, particularly if we can do so while distributing dividend income comparable to the blended index yield.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2015 (UNAUDITED)

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
$25 PAR PREFERRED SECURITIES - 35.6%
                  BANKS - 13.6%
         100,000  Bank of America Corp., Series W (a)....................      6.63%        (b)       $    2,604,250
         231,955  Bank of America Corp., Series Y (a)....................      6.50%        (b)            5,984,439
          29,216  Barclays Bank PLC, Series 5............................      8.13%        (b)              763,706
         702,419  Citigroup Capital XIII (a) (c).........................      7.88%      10/30/40        18,185,628
         200,000  Citigroup, Inc., Series J (a) (c)......................      7.13%        (b)            5,548,000
         650,000  Citigroup, Inc., Series K (a) (c)......................      6.88%        (b)           17,693,000
         581,887  Fifth Third Bancorp, Series I (a) (c)..................      6.63%        (b)           16,368,481
         288,318  FNB Corp. (a) (c)......................................      7.25%        (b)            8,061,371
         400,000  GMAC Capital Trust I, Series 2 (a) (c).................      8.13%      02/15/40        10,512,000
          19,476  HSBC USA, Inc., Series F (d)...........................      3.50%        (b)              452,233
         196,862  HSBC USA, Inc., Series H (a)...........................      6.50%        (b)            5,016,044
         226,235  ING Groep N.V. (a).....................................      6.20%        (b)            5,716,958
         500,000  ING Groep N.V. (a).....................................      6.38%        (b)           12,720,000
          48,373  ING Groep N.V..........................................      7.05%        (b)            1,237,865
         199,706  ING Groep N.V..........................................      7.38%        (b)            5,108,479
         234,000  JPMorgan Chase & Co., Series T (a).....................      6.13%        (b)            5,903,820
         250,000  JPMorgan Chase & Co., Series W (a).....................      6.30%        (b)            6,455,000
         130,000  JPMorgan Chase & Co., Series Y (a).....................      6.70%        (b)            3,490,500
         198,230  MB Financial, Inc., Series A (a) (e)...................      8.00%        (b)            5,342,497
         220,000  PNC Financial Services Group, Inc., Series P (a) (c)...      6.13%        (b)            6,173,200
         200,000  Royal Bank of Scotland Group PLC, Series M (a).........      6.40%        (b)            5,006,000
         233,786  Royal Bank of Scotland Group PLC, Series N (a).........      6.35%        (b)            5,846,988
         200,000  Royal Bank of Scotland Group PLC, Series P (a).........      6.25%        (b)            4,960,000
         287,714  Royal Bank of Scotland Group PLC, Series R (a).........      6.13%        (b)            7,103,659
         424,591  Royal Bank of Scotland Group PLC, Series S (a).........      6.60%        (b)           10,627,513
         291,029  Santander Finance Preferred SAU., Series 6 (a) (d).....      4.00%        (b)            6,655,833
         165,000  Texas Capital Bancshares, Inc., Series A (a)...........      6.50%        (b)            4,187,700
         230,956  Wells Fargo & Co. (a) (c)..............................      6.63%        (b)            6,494,483
         182,000  Wells Fargo & Co., Series J (a)........................      8.00%        (b)            5,272,540
          67,992  Zions Bancorporation, Series G (a) (c).................      6.30%        (b)            1,824,905
                                                                                                      --------------
                                                                                                         201,317,092
                                                                                                      --------------
                  CAPITAL MARKETS - 4.5%
         119,601  Apollo Investment Corp. (a)............................      6.88%      07/15/43         3,092,882
          46,400  Ares Capital Corp......................................      7.75%      10/15/40         1,193,408
         350,000  Deutsche Bank Contingent Capital Trust II (a)..........      6.55%        (b)            9,383,500
          11,453  Deutsche Bank Contingent Capital Trust V...............      8.05%        (b)              328,472
         250,000  Goldman Sachs Group, Inc., Series K (a) (c)............      6.38%        (b)            6,550,000
         226,622  Morgan Stanley Capital Trust VI (a)....................      6.60%      02/01/46         5,685,946
         214,051  Morgan Stanley Capital Trust VII (a)...................      6.60%      10/15/66         5,374,821
         244,000  Morgan Stanley, Series E (a) (c).......................      7.13%        (b)            6,917,400
         350,000  Morgan Stanley, Series F (a) (c).......................      6.88%        (b)            9,590,000
         220,000  Morgan Stanley, Series G (a)...........................      6.63%        (b)            5,742,000
          65,292  Raymond James Financial, Inc...........................      6.90%      03/15/42         1,761,578
         414,385  State Street Corp., Series D (a) (c)...................      5.90%        (b)           11,159,388
                                                                                                      --------------
                                                                                                          66,779,395
                                                                                                      --------------
                  CONSUMER FINANCE - 0.6%
         200,000  Capital One Financial Corp., Series C (a)..............      6.25%        (b)            5,136,000
         138,802  Capital One Financial Corp., Series D (a)..............      6.70%        (b)            3,728,222
                                                                                                      --------------
                                                                                                           8,864,222
                                                                                                      --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  DIVERSIFIED FINANCIAL SERVICES - 3.5%
          21,187  Allied Capital Corp....................................      6.88%      04/15/47    $      540,057
         110,360  Countrywide Capital IV (a).............................      6.75%      04/01/33         2,814,180
         535,567  Countrywide Capital V (a)..............................      7.00%      11/01/36        13,726,582
          40,000  KKR Financial Holdings LLC.............................      8.38%      11/15/41         1,098,400
         345,164  KKR Financial Holdings LLC, Series A (a)...............      7.38%        (b)            8,967,361
         500,000  RBS Capital Funding Trust V, Series E (a)..............      5.90%        (b)           12,315,000
          19,582  RBS Capital Funding Trust VI, Series F.................      6.25%        (b)              487,787
         504,065  RBS Capital Funding Trust VII, Series G (a)............      6.08%        (b)           12,546,178
                                                                                                      --------------
                                                                                                          52,495,545
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
          27,223  Qwest Corp.............................................      7.38%      06/01/51           713,787
         251,594  Qwest Corp. (a)........................................      7.50%      09/15/51         6,692,400
         350,000  Qwest Corp. (a)........................................      6.13%      06/01/53         8,844,500
         205,150  Qwest Corp. (a)........................................      6.88%      10/01/54         5,465,196
                                                                                                      --------------
                                                                                                          21,715,883
                                                                                                      --------------
                  ELECTRIC UTILITIES - 0.1%
          38,164  SCE Trust III (c)......................................      5.75%        (b)            1,036,153
                                                                                                      --------------
                  FOOD PRODUCTS - 2.7%
         945,538  CHS, Inc., Series 2 (a) (c)............................      7.10%        (b)           25,236,409
         600,000  CHS, Inc., Series 3 (a) (c)............................      6.75%        (b)           15,672,000
           1,012  CHS, Inc., Series 4....................................      7.50%        (b)               28,205
                                                                                                      --------------
                                                                                                          40,936,614
                                                                                                      --------------
                  INSURANCE - 5.4%
         150,000  Allstate Corp., Series E (a)...........................      6.63%        (b)            4,062,000
         333,141  Aspen Insurance Holdings Ltd. (a) (c)..................      5.95%        (b)            8,571,718
         203,483  Aspen Insurance Holdings Ltd...........................      7.25%        (b)            5,400,439
         193,516  Aspen Insurance Holdings Ltd. (c)......................      7.40%        (b)            5,079,795
          69,186  Aviva PLC..............................................      8.25%      12/01/41         1,912,301
         150,515  Axis Capital Holdings Ltd., Series C...................      6.88%        (b)            4,026,276
         264,683  Endurance Specialty Holdings Ltd., Series B............      7.50%        (b)            6,998,219
         603,315  Hartford Financial Services Group, Inc. (a) (c)........      7.88%      04/15/42        18,871,693
          94,645  Maiden Holdings North America Ltd......................      8.25%      06/15/41         2,505,253
         400,000  MetLife, Inc., Series B (a)............................      6.50%        (b)           10,272,000
         197,552  Montpelier Re Holdings Ltd., Series A (a)..............      8.88%        (b)            5,154,132
         118,028  PartnerRe Ltd., Series E...............................      7.25%        (b)            3,127,742
         171,311  Reinsurance Group of America, Inc.,
                     Series D (a) (c)....................................      6.20%      09/15/42         4,911,486
                                                                                                      --------------
                                                                                                          80,893,054
                                                                                                      --------------
                  MULTI-UTILITIES - 0.9%
         473,173  Integrys Energy Group, Inc. (a) (c)....................      6.00%      08/01/73        12,950,745
                                                                                                      --------------
                  REAL ESTATE INVESTMENT TRUSTS - 2.8%
         250,000  American Realty Capital Properties, Inc.,
                     Series F (a)........................................      6.70%        (b)            6,002,500
         200,000  Digital Realty Trust, Inc., Series E (a)...............      7.00%        (b)            5,142,000
         219,385  DuPont Fabros Technology, Inc., Series A (a)...........      7.88%        (b)            5,651,357
          62,848  EPR Properties, Series F...............................      6.63%        (b)            1,624,621
         178,774  Equity Commonwealth, Series E..........................      7.25%        (b)            4,517,619


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

                                                                             STATED       STATED
     SHARES                           DESCRIPTION                             RATE       MATURITY         VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
                  REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
         150,541  Kilroy Realty Corp., Series G (a)......................      6.88%        (b)       $    3,980,304
         300,000  National Retail Properties, Inc., Series D (a).........      6.63%        (b)            7,845,000
          99,794  Taubman Centers, Inc., Series J (a)....................      6.50%        (b)            2,567,700
          71,356  Taubman Centers, Inc., Series K (a)....................      6.25%        (b)            1,822,432
          78,000  Vornado Realty Trust, Series J.........................      6.88%        (b)            2,016,222
                                                                                                      --------------
                                                                                                          41,169,755
                                                                                                      --------------
                  TOTAL $25 PAR PREFERRED SECURITIES...............................................      528,158,458
                  (Cost $509,987,089)                                                                 --------------


$50 PAR PREFERRED SECURITIES - 0.1%
                  CONSUMER FINANCE - 0.1%
          38,465  SLM Corp., Series A....................................      6.97%        (b)            1,896,324
                                                                                                      --------------
                  TOTAL $50 PAR PREFERRED SECURITIES...............................................        1,896,324
                  (Cost $1,889,695)                                                                   --------------


$100 PAR PREFERRED SECURITIES - 3.5%
                  BANKS - 3.4%
          80,000  AgriBank FCB (c) (e)...................................      6.88%        (b)            8,372,504
         179,000  CoBank ACB, Series F (a) (c)...........................      6.25%        (b)           18,498,540
          82,220  CoBank ACB, Series G (a)...............................      6.13%        (b)            7,744,097
          60,000  CoBank ACB, Series H (a) (c)...........................      6.20%        (b)            6,165,000
         100,000  Farm Credit Bank of Texas (a) (c) (e) (f)..............      6.75%        (b)           10,359,380
                                                                                                      --------------
                                                                                                          51,139,521
                                                                                                      --------------
                  INSURANCE - 0.1%
          17,350  Principal Financial Group, Inc., Series A (c)..........      5.56%        (b)            1,737,169
                                                                                                      --------------
                  TOTAL $100 PAR PREFERRED SECURITIES..............................................       52,876,690
                  (Cost $52,982,437)                                                                  --------------


$1,000 PAR PREFERRED SECURITIES - 3.9%
                  BANKS - 0.7%
          10,000  AgStar Financial Services ACA (a) (c) (e) (f)..........      6.75%        (b)           10,455,625
                                                                                                      --------------
                  DIVERSIFIED FINANCIAL SERVICES - 0.3%
           4,000  Pitney Bowes International Holdings, Inc.,
                     Series F (a) (e) (f)................................      6.13%        (b)            4,152,500
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
          16,000  Centaur Funding Corp. (e) (f)..........................      9.08%      04/21/20        20,040,000
                                                                                                      --------------
                  INSURANCE - 0.3 %
           5,000  XLIT Ltd. (d)..........................................      3.40%        (b)            4,139,062
                                                                                                      --------------
                  REAL ESTATE INVESTMENT TRUSTS - 1.2%
          14,000  Sovereign Real Estate Investment Trust (e) (f).........     12.00%        (b)           18,322,500
                                                                                                      --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES............................................       57,109,687
                  (Cost $57,090,625)                                                                  --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

                                                                              STATED       STATED
   PAR AMOUNT                           DESCRIPTION                            RATE       MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
CAPITAL PREFERRED SECURITIES - 97.5%
                  BANKS - 43.5%
$     31,000,000  Banco Bilbao Vizcaya Argentaria S.A. (a) (c)...........      9.00%        (b)       $   33,596,250
      20,000,000  Banco do Brasil S.A. (c) (g)...........................      9.00%        (b)           18,600,000
       3,430,000  Banco do Brasil S.A. (c)...............................      9.25%        (b)            3,365,859
      17,500,000  Bank of America Corp., Series Z (a) (c)................      6.50%        (b)           18,637,500
       9,940,000  Barclays Bank PLC (a) (g)..............................     10.18%      06/12/21        13,449,406
       2,560,000  Barclays Bank PLC (a)..................................     10.18%      06/12/21         3,463,831
      15,000,000  Barclays Bank PLC (a) (c)..............................      7.75%      04/10/23        16,668,750
      10,000,000  Barclays PLC (a) (c)...................................      6.63%        (b)            9,935,780
      10,000,000  Barclays PLC (a) (c)...................................      8.25%        (b)           10,671,980
       3,510,000  BBVA Global Finance Ltd. (a)...........................      7.00%      12/01/25         4,030,772
      16,750,000  BBVA International Preferred SAU (a) (c)...............      5.92%        (b)           17,403,250
      10,000,000  BNP Paribas S.A. (a) (c) (g)...........................      7.20%        (b)           12,050,000
       7,500,000  BPCE S.A. (a) (c) (g)..................................     12.50%        (b)           10,214,100
       3,000,000  BPCE S.A. (a)..........................................     13.00%        (b)            3,150,000
         800,000  Citigroup, Inc., Series E (c) (e)......................      8.40%        (b)              915,600
       8,500,000  Citigroup, Inc., Series O (a) (c)......................      5.88%        (b)            8,574,375
       8,000,000  Citigroup, Inc., Series P (c)..........................      5.95%        (b)            7,967,496
      14,500,000  Citizens Financial Group, Inc. (c) (g).................      5.50%        (b)           14,373,125
       4,000,000  Commerzbank AG.........................................      8.13%      09/19/23         4,845,000
       4,000,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (c)...............................      8.38%        (b)            4,250,016
      15,000,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (a) (c)...........................      8.40%        (b)           16,537,500
      25,104,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (a) (c) (g).......................     11.00%        (b)           32,321,400
       3,033,000  Countrywide Capital III, Series B......................      8.05%      06/15/27         3,854,142
       5,000,000  Credit Agricole S.A. (a) (c) (g).......................      8.13%      09/19/33         5,662,500
       5,975,000  Credit Agricole S.A. (a) (c)...........................      8.38%        (b)            7,090,831
      11,000,000  Credit Agricole S.A. (a) (c) (g).......................      8.38%        (b)           13,054,250
      25,000,000  Dresdner Funding Trust I (a) (g).......................      8.15%      06/30/31        31,406,250
      40,694,000  Fuerstenberg Capital International
                     Sarl & Cie SECS (a) (c).............................     10.25%        (b)           41,355,278
       1,464,000  HSBC Capital Funding L.P. (c)..........................     10.18%        (b)            2,239,920
       3,000,000  HSBC Holdings PLC (c)..................................      6.38%        (b)            3,105,000
       2,000,000  HSBC USA Capital Trust I (g)...........................      7.81%      12/15/26         2,008,302
       4,000,000  HSBC USA Capital Trust II (a) (e) (f)..................      8.38%      05/15/27         4,036,780
       1,500,000  HSBC USA Capital Trust III.............................      7.75%      11/15/26         1,506,636
       4,000,000  ING Groep N.V. (c).....................................      6.00%        (b)            4,002,500
       4,000,000  ING Groep N.V. (c).....................................      6.50%        (b)            3,997,500
      21,500,000  JPMorgan Chase & Co., Series S (a) (c).................      6.75%        (b)           23,591,950
      10,000,000  JPMorgan Chase & Co., Series Z (c).....................      5.30%        (b)           10,012,500
      26,000,000  KBC Bank N.V. (a) (c)..................................      8.00%      01/25/23        29,022,500
      10,000,000  LBG Capital No.1 PLC (a) (c) (g).......................      8.00%        (b)           10,950,000
      10,500,000  LBG Capital No.1 PLC (a) (c)...........................      8.50%        (b)           11,734,286
      13,000,000  Lloyds Bank PLC (a) (c)................................     12.00%        (b)           18,687,500
      19,500,000  Lloyds Bank PLC (a) (c) (g)............................     12.00%        (b)           28,031,250
       5,000,000  M&T Bank Corp., Series E (a) (c).......................      6.45%        (b)            5,425,000
      10,754,000  Natixis (a) (c) (g)....................................     10.00%        (b)           12,851,030
       5,575,000  Natixis S.A. (a) (c)...................................     10.00%        (b)            6,662,125
       5,990,000  NIBC Bank N.V. (a).....................................      7.63%        (b)            6,095,496


                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

                                                                              STATED       STATED
   PAR AMOUNT                           DESCRIPTION                            RATE       MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)
                  BANKS (CONTINUED)
$     19,700,000  Royal Bank of Scotland Group PLC (a) (c)...............      7.65%        (b)       $   25,216,000
      10,000,000  Royal Bank of Scotland PLC (The) (a) (c)...............      9.50%      03/16/22        11,245,970
      13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (g)..........      9.50%        (b)           17,013,660
       9,500,000  Societe Generale S.A. (a) (c)..........................      8.25%        (b)           10,117,500
       9,500,000  Wells Fargo & Co., Series U (a) (c)....................      5.88%        (b)           10,105,625
       6,800,000  Zions Bancorporation (a) (c)...........................      5.80%        (b)            6,582,400
      12,000,000  Zions Bancorporation, Series J (a) (c).................      7.20%        (b)           12,954,000
                                                                                                      --------------
                                                                                                         644,640,671
                                                                                                      --------------
                  CAPITAL MARKETS - 3.0%
       5,000,000  Bank of New York Mellon Corp., Series E (c)............      4.95%        (b)            5,005,080
       3,500,000  Charles Schwab Corp. (c)...............................      7.00%        (b)            4,138,750
      10,000,000  Credit Suisse Group Guernsey I Ltd. (c)................      7.88%      02/24/41        10,606,250
       2,500,000  Deutsche Bank Capital Trust IV (c) (e).................      4.59%        (b)            2,487,500
      10,000,000  Goldman Sachs Group, Inc., Series M (c)................      5.38%        (b)           10,002,500
      10,000,000  UBS AG (a).............................................      7.63%      08/17/22        12,034,500
                                                                                                      --------------
                                                                                                          44,274,580
                                                                                                      --------------
                  DIVERSIFIED FINANCIAL SERVICES - 5.1%
      20,000,000  General Electric Capital Corp., Series A (a) (c).......      7.13%        (b)           23,325,000
      10,000,000  General Electric Capital Corp., Series B (a) (c).......      6.25%        (b)           11,250,000
      31,040,000  Glen Meadow Pass Through Trust (a) (c) (g).............      6.51%      02/12/67        29,177,600
      11,400,000  Macquarie PMI LLC......................................      8.38%        (b)           11,816,111
                                                                                                      --------------
                                                                                                          75,568,711
                                                                                                      --------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
      19,650,000  Koninklijke KPN N.V. (a) (c) (g).......................      7.00%      03/28/73        21,246,562
                                                                                                      --------------
                  ELECTRIC UTILITIES - 4.0%
      34,750,000  Enel SpA (a) (c) (g)...................................      8.75%      09/24/73        41,995,375
      13,000,000  PPL Capital Funding Inc., Series A (a) (c).............      6.70%      03/30/67        12,034,724
       4,179,000  Southern California Edison Co., Series E (a) (c).......      6.25%        (b)            4,705,847
                                                                                                      --------------
                                                                                                          58,735,946
                                                                                                      --------------
                  ENERGY EQUIPMENT & SERVICES - 0.5%
       9,650,000  DCP Midstream LLC (c) (g)..............................      5.85%      05/21/43         7,334,000
                                                                                                      --------------
                  FOOD PRODUCTS - 0.8%
      11,265,000  Land O'Lakes Capital Trust I (a) (g)...................      7.45%      03/15/28        12,250,688
                                                                                                      --------------
                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                     PRODUCERS - 1.7%
      12,150,000  AES Gener S.A. (c).....................................      8.38%      12/18/73        13,425,750
       9,850,000  AES Gener S.A. (c) (g).................................      8.38%      12/18/73        10,884,250
                                                                                                      --------------
                                                                                                          24,310,000
                                                                                                      --------------
                  INSURANCE - 34.2%
       2,500,000  Aegon N.V. (a) (d).....................................        14%        (b)            2,135,677
      25,320,000  American International Group, Inc. (a) (c).............      8.18%      05/15/58        35,194,800
      39,660,000  Aquarius + Investments PLC for Swiss
                     Reinsurance Co., Ltd. (a) (c).......................      8.25%        (b)           44,419,200


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

                                                                              STATED       STATED
   PAR AMOUNT                           DESCRIPTION                            RATE       MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)
                  INSURANCE (CONTINUED)
$     29,000,000  Assured Guaranty Municipal Holdings, Inc.
                     (a) (c) (g).........................................      6.40%      12/15/66    $   24,360,000
       4,930,000  Assured Guaranty US Holdings, Series A (a) (c).........      6.40%      12/15/66         4,165,850
      27,000,000  Aviva PLC (a)..........................................      8.25%        (b)           30,289,275
       6,800,000  AXA S.A. (a)...........................................      8.60%      12/15/30         9,533,471
       4,000,000  AXA S.A. (c) (g).......................................      6.46%        (b)            4,262,400
      17,030,000  Catlin Insurance Co., Ltd. (c) (g).....................      7.25%        (b)           16,050,775
      15,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (a) (c)....      8.25%        (b)           17,271,756
       7,000,000  CNP Assurances (a) (c).................................      6.88%        (b)            7,795,025
      10,600,000  CNP Assurances (a) (c).................................      7.50%        (b)           11,867,421
      12,500,000  Dai-ichi Life Insurance Co., Ltd. (The) (a) (c) (g)....      7.25%        (b)           15,050,575
      27,375,000  Friends Life Holdings PLC (a) (c)......................      7.88%        (b)           31,101,969
      11,782,000  Hartford Financial Services Group, Inc. (a) (c)........      8.13%      06/15/38        13,369,625
      15,000,000  La Mondiale SAM (a) (c)................................      7.63%        (b)           16,741,875
      14,000,000  Liberty Mutual Group, Inc. (a) (c) (g).................      7.00%      03/15/37        14,507,500
       5,492,000  Liberty Mutual Group, Inc. (a) (g).....................      7.80%      03/15/37         6,783,169
       2,000,000  Liberty Mutual Group, Inc. (c).........................     10.75%      06/15/58         3,070,000
      11,000,000  MetLife Capital Trust X (a) (c) (g)....................      9.25%      04/08/38        16,472,500
      17,180,000  MetLife, Inc. (a) (c)..................................     10.75%      08/01/39        28,862,400
      25,000,000  Mitsui Sumitomo Insurance Co., Ltd. (a) (c) (g)........      7.00%      03/15/72        30,125,000
       3,000,000  Nationwide Financial Services Capital Trust (a) (e)....      7.90%      03/01/37         3,416,235
      19,700,000  Nationwide Financial Services, Inc. (a)................      6.75%      05/15/37        21,079,000
      20,265,000  Prudential Financial, Inc. (a) (c).....................      8.88%      06/15/38        23,821,507
      33,520,000  QBE Capital Funding III Ltd. (a) (c) (g)...............      7.25%      05/24/41        37,626,200
      25,000,000  Sirius International Group, Ltd. (a) (c) (e) (f).......      7.51%        (b)           26,312,500
       3,000,000  Sumitomo Life Insurance Co. (a) (c) (g)................      6.50%      09/20/73         3,568,884
       8,000,000  Swiss Re Capital I L.P. (a) (c) (g)....................      6.85%        (b)            8,380,000
                                                                                                      --------------
                                                                                                         507,634,589
                                                                                                      --------------
                  MULTI-UTILITIES - 1.3%
      18,278,000  RWE AG (a) (c).........................................      7.00%      10/12/72        19,751,207
                                                                                                      --------------
                  OIL, GAS & CONSUMABLE FUELS - 2.0%
       5,000,000  BG Energy Capital PLC (a) (c)..........................      6.50%      11/30/72         5,465,495
      13,000,000  Enbridge Energy Partners L.P. (a) (c)..................      8.05%      10/01/37        13,552,500
      10,000,000  Enterprise Products Operating LLC,
                     Series B (a) (c)....................................      7.03%      01/15/68        10,862,500
                                                                                                      --------------
                                                                                                          29,880,495
                                                                                                      --------------
                  TOTAL CAPITAL PREFERRED SECURITIES...............................................    1,445,627,449
                  (Cost $1,410,189,192)                                                               --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED       STATED
     VALUE                              DESCRIPTION                           COUPON      MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
CORPORATE BONDS AND NOTES - 1.1%
                  BANKS - 0.4%
$      5,000,000  Zions Bancorporation (a) (c)...........................      5.65%      11/15/23    $    5,219,375
                  INSURANCE - 0.7%
      10,000,000  Genworth Holdings, Inc.................................      7.63%      09/24/21        10,650,000
                                                                                                      --------------
                  TOTAL CORPORATE BONDS AND NOTES...................................................      15,869,375
                  (Cost $15,693,853)                                                                  --------------

                  TOTAL INVESTMENTS - 141.7%........................................................   2,101,537,983
                  (Cost $2,047,832,891) (h)

                  OUTSTANDING LOAN - (44.8%)........................................................   (665,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 3.1%...........................................      46,648,091
                                                                                                      --------------
                  NET ASSETS - 100.0%...............................................................  $1,483,186,074
                                                                                                      ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2015.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2015, securities noted as such are valued at $522,060,751 or 35.20% of net assets.

(h) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $71,404,386 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,699,294.

-----------------------------

INTEREST RATE SWAP AGREEMENTS:

      COUNTERPARTY          FLOATING RATE      EXPIRATION DATE      NOTIONAL AMOUNT      FIXED RATE(1)        VALUE
-----------------------------------------------------------------------------------------------------------------------
   Bank of Nova Scotia      1 month LIBOR          1/23/25           $ 165,000,000           1.78%         $ 2,299,570
                                                                     -------------                         -----------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on April 30, 2015 was 0.18%.


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                             4/30/2015          PRICES            INPUTS            INPUTS
--------------------------------------------------   ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities*.....................   $   528,158,458   $   528,158,458   $            --   $            --
$50 Par Preferred Securities*.....................         1,896,324         1,896,324                --                --
$100 Par Preferred Securities*....................        52,876,690                --        52,876,690                --
$1,000 Par Preferred Securities*..................        57,109,687                --        57,109,687                --
Capital Preferred Securities*.....................     1,445,627,449                --     1,445,627,449                --
Corporate Bonds and Notes*........................        15,869,375                --        15,869,375                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments................................      2,101,537,983       530,054,782     1,571,483,201                --
Interest Rate Swaps**.............................         2,299,570                --         2,299,570                --
                                                     ---------------   ---------------   ---------------   ---------------
Total............................................    $ 2,103,837,553   $   530,054,782   $ 1,573,782,771   $            --
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2015.


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2015 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $2,047,832,891)........................................................................      $  2,101,537,983
Cash............................................................................................            17,499,500
Swap contracts, at value........................................................................             2,299,570
Prepaid expenses................................................................................                45,912
Receivables:
   Interest.....................................................................................            29,949,680
   Investment securities sold...................................................................            10,119,561
   Dividends....................................................................................             1,433,566
   Tax reclaims.................................................................................                54,857
   Other assets.................................................................................                 4,150
                                                                                                      ----------------
   Total Assets.................................................................................         2,162,944,779
                                                                                                      ----------------

LIABILITIES:
Outstanding loan................................................................................           665,000,000
Payables:
   Investment securities purchased..............................................................            12,103,298
   Investment advisory fees.....................................................................             1,500,160
   Interest and fees due on loan................................................................               549,777
   Administrative fees..........................................................................               341,812
   Custodian fees...............................................................................               121,756
   Printing fees................................................................................                66,659
   Legal fees...................................................................................                46,816
   Audit and tax fees...........................................................................                20,084
   Trustees' fees and expenses..................................................................                 4,712
   Transfer agent fees..........................................................................                 2,900
   Financial reporting fees.....................................................................                   731
                                                                                                      ----------------
   Total Liabilities............................................................................           679,758,705
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,483,186,074
                                                                                                      ================

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................      $  1,446,922,425
Par value.......................................................................................               607,042
Accumulated net investment income (loss)........................................................             6,248,705
Accumulated net realized gain (loss) on investments, written options, futures contracts and
   swap contracts...............................................................................          (26,596,760)
Net unrealized appreciation (depreciation) on investments and swap contracts....................            56,004,662
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,483,186,074
                                                                                                      ================
NET ASSET VALUE, per share......................................................................      $          24.43
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).........................................................................            60,704,189
                                                                                                      ================


Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest........................................................................................      $     49,489,529
Dividends.......................................................................................            20,830,900
Other...........................................................................................                52,500
                                                                                                      ----------------
   Total investment income......................................................................            70,372,929
                                                                                                      ----------------

EXPENSES:
Investment advisory fees........................................................................             9,009,001
Interest and fees on loan.......................................................................             3,015,610
Administrative fees.............................................................................               341,536
Custodian fees..................................................................................               130,049
Printing fees...................................................................................               128,662
Legal fees......................................................................................                33,417
Listing expense.................................................................................                26,844
Trustees' fees and expenses.....................................................................                19,203
Audit and tax fees..............................................................................                16,472
Transfer agent fees.............................................................................                10,404
Financial reporting fees........................................................................                 4,587
Other...........................................................................................               147,454
                                                                                                      ----------------
   Total expenses...............................................................................            12,883,239
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)....................................................................            57,489,690
                                                                                                      ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................          (10,503,489)
   Futures contracts............................................................................           (3,287,852)
   Swap contracts...............................................................................             (666,254)
                                                                                                      ----------------
Net realized gain (loss)........................................................................          (14,457,595)
                                                                                                      ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments...............................................................................            21,586,071
      Futures contracts.........................................................................             2,416,563
      Swap contracts............................................................................             2,299,570
                                                                                                      ----------------
   Net change in unrealized appreciation (depreciation).........................................            26,302,204
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................            11,844,609
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................      $     69,334,299
                                                                                                      ================


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                           ENDED             YEAR
                                                                                         4/30/2015           ENDED
                                                                                        (UNAUDITED)       10/31/2014
                                                                                     --------------     --------------

OPERATIONS:
Net investment income (loss)......................................................   $   57,489,690     $  112,126,996
Net realized gain (loss)..........................................................      (14,457,595)           654,599
Net change in unrealized appreciation (depreciation)..............................       26,302,204         58,567,555
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations...................       69,334,299        171,349,150
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................      (68,747,494)      (116,023,916)
                                                                                     --------------     --------------
Total distributions to shareholders...............................................      (68,747,494)      (116,023,916)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Offering costs....................................................................          109,603                 --
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from shareholder transactions.....          109,603                 --
                                                                                     --------------     --------------
Total increase (decrease) in net assets...........................................          696,408         55,325,234

NET ASSETS:
Beginning of period...............................................................    1,482,489,666      1,427,164,432
                                                                                     --------------     --------------
End of period.....................................................................   $1,483,186,074     $1,482,489,666
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period.........................   $    6,248,705     $   17,506,509
                                                                                     ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...........................................       60,704,189         60,704,189
                                                                                     --------------     --------------
Shares outstanding, end of period.................................................       60,704,189         60,704,189
                                                                                     ==============     ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................   $   69,334,299
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.....................................................     (504,731,622)
     Sales, maturities and pay downs of investments...............................      510,457,025
     Net amortization/accretion of premium/discount on investments................        2,659,207
     Net realized gain/loss on investments........................................       10,503,489
     Net change in unrealized appreciation/depreciation on investments............      (21,586,071)
     Net change in unrealized appreciation/depreciation on swap contracts.........       (2,299,570)
     Decrease in restricted cash..................................................        5,215,563

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in tax reclaim receivable...........................................          149,185
     Increase in interest receivable..............................................       (2,823,784)
     Decrease in dividends receivable.............................................          115,017
     Increase in prepaid expenses.................................................          (15,121)
     Increase in other assets.....................................................          (4,150)
     Increase in interest and fees on loan payable................................          518,254
     Decrease in offering cost payable............................................         (109,603)
     Decrease in investment advisory fees payable.................................          (47,219)
     Decrease in audit and tax fees payable.......................................          (13,118)
     Increase in legal fees payable...............................................           10,154
     Decrease in printing fees payable............................................          (32,446)
     Increase in administrative fees payable......................................           53,175
     Increase in custodian fees payable...........................................           19,428
     Increase in transfer agent fees payable......................................            1,395
     Decrease in variation margin payable.........................................       (2,416,563)
     Increase in trustees' fees and expenses payable..............................            1,481
     Decrease in financial reporting fees payable.................................              (39)
     Decrease in other liabilities................................................             (249)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                      $   64,958,117
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Offering costs...............................................................          109,603
     Distributions to Common Shareholders from net investment income..............      (68,747,494)
     Proceeds from borrowings.....................................................       15,000,000
     Repayment of borrowings......................................................      (15,000,000)
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES.................................................                         (68,637,891)
                                                                                                        --------------
Decrease in cash..................................................................                          (3,679,774)
Cash at beginning of period.......................................................                          21,179,274
                                                                                                        --------------
CASH AT END OF PERIOD.............................................................                      $   17,499,500
                                                                                                        ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                      $    2,497,356
                                                                                                        ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS                           FOR THE PERIOD
                                                       ENDED              YEAR           5/23/2013 (a)
                                                     4/30/2015            ENDED             THROUGH
                                                    (UNAUDITED)        10/31/2014          10/31/2013
                                                   -------------      -------------      --------------
Net asset value, beginning of period..........      $     24.42        $     23.51        $     23.88 (b)
                                                    -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................             0.95               1.85               0.70
Net realized and unrealized gain (loss).......             0.19               0.97              (0.64)
                                                    -----------        -----------        -----------
Total from investment operations..............             1.14               2.82               0.06
                                                    -----------        -----------        -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................            (1.13)             (1.91)             (0.46)
                                                    -----------        -----------        -----------
Common Shares offering costs charged to
   paid-in capital............................               --                 --              (0.03)
                                                    -----------        -----------        -----------
Premiums from shares sold in at the
   market offerings...........................               --                 --               0.06
                                                    -----------        -----------        -----------
Net asset value, end of period................      $     24.43        $     24.42        $     23.51
                                                    ===========        ===========        ===========
Market value, end of period...................      $     22.99        $     21.94        $     21.01
                                                    ===========        ===========        ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c).....             5.25%             13.37%              0.60%
                                                    ===========        ===========        ===========
TOTAL RETURN BASED ON MARKET VALUE (c)........            10.25%             13.98%            (14.13)%
                                                    ===========        ===========        ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........      $ 1,483,186        $ 1,482,490        $ 1,427,164
Ratio of total expenses to average net
   assets.....................................             1.77% (d)          1.69%              1.53% (d)
Ratio of net expenses to average net assets
   excluding interest expense.................             1.24% (d)          1.33%              1.24% (d)
Ratio of net investment income (loss) to
   average net assets.........................             7.88% (d)          7.66%              7.01% (d)
Portfolio turnover rate.......................               24%                62%                11%
INDEBTEDNESS:
Total loan outstanding (in 000's).............      $   665,000        $   665,000        $   584,000
Asset coverage per $1,000 of
   indebtedness (e)...........................      $     3,230        $     3,229        $     3,444


(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid, and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) National Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value.

As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2015, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                PAR                                               % OF
                                             ACQUISITION      AMOUNT/     CURRENT      CARRYING                   NET
SECURITY                                        DATE          SHARES       PRICE         COST         VALUE      ASSETS
-----------------------------------------  ---------------  -----------  ----------  ------------  ------------  ------
Farm Credit Bank
   of Texas, 6.75%                          7/16/13-7/17/13      100,000  $   103.59  $ 10,020,000  $ 10,359,380   0.70%
Centaur Funding Corp.,
   9.08%, 04/21/20                         5/29/13-5/31/13       16,000    1,252.50    20,528,750    20,040,000   1.35
Sovereign Real Estate
   Investment Trust, 12.00%                6/11/13-5/21/14       14,000    1,308.75    18,489,375    18,322,500   1.24
AgStar Financial Services
   ACA, 6.75%                                  5/29/13           10,000    1,045.56    10,000,000    10,455,625   0.70
Pitney Bowes International
   Holdings Inc.,
   Series F, 6.13%                             6/27/13            4,000    1,038.13     3,935,000     4,152,500   0.28
Sirius International
   Group, Ltd., 7.51%                      8/06/14-4/24/15  $25,000,000      105.25    26,480,164    26,312,500   1.77
HSBC USA Capital Trust II,
   8.38%, 05/15/27                             9/09/13      $ 4,000,000      100.92     4,034,735     4,036,780   0.27
                                                                                     ------------  ------------  ------
                                                                                     $ 93,488,024  $ 93,679,285   6.31%
                                                                                     ============  ============  ======

D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or variation margin receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts as of April 30, 2015.

E. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged. The Fund did not hold any options as of April 30, 2015.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


F. SWAP AGREEMENTS:

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at April 30, 2015 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at April 30, 2015. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2014, was as follows:

Distributions paid from:

Ordinary income................................... $   116,023,916
Capital gain......................................              --
Return of capital.................................              --

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................... $    16,595,849
Undistributed capital gains.......................              --
                                                   ---------------
Total undistributed earnings......................      16,595,849
Accumulated capital and other losses..............      (7,788,956)
Net unrealized appreciation (depreciation)........      26,262,909
                                                   ---------------
Total accumulated earnings (losses)...............      35,069,802
Other.............................................              --
Paid-in capital...................................   1,447,419,864
                                                   ---------------
Net Assets........................................ $ 1,482,489,666
                                                   ===============

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2014, the Fund had capital loss carryforwards for federal income tax purposes of $7,788,956.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2013 remain open to federal and state audit. As of April 30, 2015, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and the Sub-Advisor paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2013. During the six months ended April 30, 2015, it was determined that actual offering costs were less than the estimated offering costs by $109,603. Therefore, paid-in capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statements of Changes in Net Assets.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid additional annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the Fund was $509,366,587 and $514,267,394, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


                          5. DERIVATIVES TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                         -----------------------------------------   --------------------------------------
   DERIVATIVE              RISK            STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
   INSTRUMENTS           EXPOSURE           LIABILITIES LOCATION          VALUE       LIABILITIES LOCATION         VALUE
-----------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Interest Rate
Swap Agreement      Interest Rate Risk   Swap contracts, at value      $ 2,299,570   Swap contracts, at value       $ --


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2015, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

                                                                               INTEREST RATE
STATEMENT OF OPERATIONS LOCATION                                                   RISK
--------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts...............................   $ (3,287,852)
Net realized gain (loss) on swap contracts..................................       (666,254)
Net change in unrealized appreciation (depreciation) on futures contracts...      2,416,563
Net change in unrealized appreciation (depreciation) on swap contracts......      2,299,570


For the six months ended April 30, 2015, the amount of notional values of futures contracts opened and closed were $0 and $54,498,126, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts and swap contracts on the Statement of Assets and Liabilities.

The average volume of interest rate swaps was $165,000,000 for the six months ended April 30, 2015.

                                 6. BORROWINGS

The Fund entered into a credit agreement with Bank of America Merrill Lynch that had a maximum commitment amount of $725,000,000. The borrowing rate under the facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund paid a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance was less than 20% of the total commitment amount. The line of credit terminated on November 26, 2014. Effective November 26, 2014, the Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2014 and April 30, 2015 was $665,067,688 with a weighted average interest rate of 0.91%. As of April 30, 2015, the Fund had outstanding borrowings of $665,000,000 under this committed facility agreement. The high and low annual interest rates for the six months ended April 30, 2015, were 0.93% and 0.85%, respectively. The interest rate at April 30, 2015, was 0.93%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 20, 2015, the Fund declared a distribution of $0.1625 per share to Common Shareholders of record on June 3, 2015, payable June 15, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as the Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 49,860,570, the number of votes against was 1,162,273 and the number of broker non-votes was 9,681,346. The number of votes cast in favor of Mr. Kadlec was 49,843,976, the number of votes against was 1,178,867 and the number of broker non-votes was 9,681,346. James A. Bowen , Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2015 (UNAUDITED)


INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may also invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(1)(a) Not Applicable.

(2)(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)(a) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
              ---------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 22, 2015
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 22, 2015
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 22, 2015
     -----------------

* Print the name and title of each signing officer under his or her signature.